UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 2, 2011

Cynosure, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51623	04-3125110
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Carlisle Road, Westford, MA	01886
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 256-4200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Cynosure, Inc., a Delaware corporation (“Cynosure”), hereby amends its Current Report on Form 8-K which was initially filed by Cynosure on February 3, 2011, to include the financial statements required by Item 9.01 hereof. These financial statements were intentionally omitted from the initial Current Report on Form 8-K because Cynosure did not have all of the necessary information to file such financial statements on the initial filing date. These financial statements are filed as Exhibits 99.2, 99.3 and 99.4 to this amendment on this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited financial statements of Elemé Medical Inc. (“Elemé Medical”) as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009, are filed herewith and attached as Exhibit 99.2.

The unaudited interim financial statements of Elemé Medical as of and for the nine months ended September 30, 2010 and 2009, are filed herewith and attached as Exhibit 99.3.

(b)	Pro Forma Financial Information

The unaudited pro forma financial statements of Cynosure as of and for the nine months ended September 30, 2010, and for the year ended December 31, 2009, are filed herewith and attached as Exhibit 99.4.

(d)	Exhibits

See the exhibit index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYNOSURE, INC.

Date: April 15, 2011	By:	/s/ Timothy W. Baker
Timothy W. Baker
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.2	Audited financial statements of Elemé Medical Inc. as of December 31, 2009 and 2008 and for each of the three years in the period ended December 31, 2009

99.3	Unaudited interim financial statements of Elemé Medical Inc. as of and for the nine months ended September 30, 2010 and 2009

99.4	Unaudited pro forma financial statements of Cynosure, Inc. as of and for the nine months ended September 30, 2010 and for the year ended December 31, 2009